UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 15, 2004
                                                  ----------------

                                   DVL, Inc.
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             (Exact name of registrant as specified in its charter)
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        Delaware                       1-8356                     13-2892858
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State or other jurisdiction         (Commission               (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)

70 East 55th Street, 7th Floor, New York, NY                        10022
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(Address of principal executive offices)                          (Zip Code)
Registrant's telephone number, including area code    (212) 350-9900
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

On October 15, 2004, the Company gave notice of redemption to the holders of approximately $1,171,000 principal amount of its 10% Redeemable Notes due December 31, 2005, which promissory notes were originally issued in connection with a settlement of litigation in 1995. Pursuant to the terms of the notes, the Company had the option to redeem the outstanding notes by issuing to the holders shares of the Company's Common Stock with a current market value equal to 110% of the unpaid principal amount of the notes plus accrued and unpaid interest thereon. The notes will be redeemed effective December 29, 2004 for an aggregate of approximately 11,036,000 shares of Common Stock. No underwriters or placement agents will be involved in the redemption and no commissions will be paid. The Company is relying upon an exemption provided by Section 3(a)(9) of the Securities Act of 1933.


ITEM 8.01         OTHER EVENTS

Reference is hereby made to the press release of DVL, Inc. dated October 19, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated October 19, 2004 issued by DVL, Inc., announcing the redemption of promissory notes.

                                    SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DVL, INC.


                                    By: /S/ JAY THAILER
                                    Name: Jay Thailer
                                    Title: Executive Vice President
                                    and Chief Financial Officer

Date: October 19, 2004